UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

DECEMBER 21, 2004

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 MUNSON ROAD FARMINGTON, CONNECTICUT		06032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On December 21, 2004, the Company issued a press release which provides financial guidance for its fiscal year ended December 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	99.1	Press release of Magellan Health Services, Inc., dated December 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

	By:	/s/ Mark S. Demilio
		Name:	Mark S. Demilio
		Title:	Executive Vice President and
Chief Financial Officer
Dated: December 21, 2004

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT

99.1	Press release of Magellan Health Services, Inc. dated December 21, 2004